UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported)
                                  May 19, 2006


                            THE COMMERCE GROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


 Massachusetts                     001-13672                    04-2599931
 -------------                     ---------                    ----------
 (State or other               (Commission File               (IRS Employer
  jurisdiction                       Number)                  Identification
  of incorporation)                                               No.)



211 Main Street, Webster, Massachusetts            01570
 (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (508) 943-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Commerce Group, Inc.
Form 8-K
May 19, 2006


Section 3.  Securities and Trading Markets

     Item 3.03  Material Modification to Rights of Security Holders

     On May 19, 2006, the Company's Board of Directors approved a 2-for-1 stock split of the Company's common shares. One additional common share will be issued on June 9, 2006 for each share of common stock held by shareholders of record as of the close of business on May 30, 2006. A second quarter dividend of $0.25 per share will be paid on June 23, 2006 (following the two-for-one split) to shareholders of record as of the close of business on June 16, 2006.


The Company issued a press release on May 19, 2006 to announce the stock split. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.


Section 9.  Financial Statements and Exhibits

     Item 9.01  Financial Statements and Exhibits

      (d)   Exhibits


Exhibit 99.1    Press Release dated May 19, 2006.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           THE COMMERCE GROUP, INC.
                           May 19, 2006




                                  /s/ Randall V. Becker
                               ----------------------------------------
                               Randall V. Becker
                               Senior Vice President, Chief Financial Officer and Treasurer